Exhibit 10.5
FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of December 1, 2023 (this “Amendment”), among Broadcom Inc., as Borrower (the “Borrower”), Bank of America, N.A., as administrative agent (the “Administrative Agent”) and the lenders party hereto (the “Consenting Lenders”), amending that certain Credit Agreement, dated as of August 15, 2023, among the Borrower, the Administrative Agent and the lenders from time to time party thereto (the “Lenders”) (the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”).
    WHEREAS, on November 22, 2023 (the “Original Funding Date”), the Borrower borrowed (i) Term A-2 Loans in an aggregate principal amount of $10,695,312,500.00, (ii) Term A-3 Loans in an aggregate principal amount of $10,695,312,500.00, and (iii) Term A-5 Loans in an aggregate principal amount of $7,000,000,000.00;
    WHEREAS, the Term A-2 Loans, Term A-3 Loans and Term A-5 Loans were made as Base Rate Loans (the “Funding Date Base Rate Loans”);
    WHEREAS, on November 21, 2023, the Borrower submitted a Loan Notice (the “Subject Loan Notice”) electing to convert the Funding Date Base Rate Loans to Term SOFR Loans as of November 27, 2023 (the “Loan Conversion Date”, and the time period from the Original Funding Date to the Loan Conversion Date, the “Base Rate Period”);
    WHEREAS, in accordance with the Subject Loan Notice, the Funding Date Base Rate Loans were converted to Term SOFR Loans on November 27, 2023 (the “Converted Term SOFR Loans”); and
    WHEREAS, the Borrower requests that notwithstanding that the Funding Date Base Rate Loans were Base Rate Loans, the interest payable on the Funding Date Base Rate Loans be the interest that would have accrued on the Funding Date Base Rate Loans if the Funding Date Base Rate Loans were Term SOFR Loans, borrowed on the Original Funding Date with a one (1) month Interest Period (the “Requested Rate”).
    NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in accordance with Section 10.01(d) of the Existing Credit Agreement:
Section 1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Existing Credit Agreement.
Section 2. Conditions Precedent. This Amendment shall become effective on the date on which the Administrative Agent receives counterparts of this Amendment, properly executed by the Borrower, the Administrative Agent and each Consenting Lender (such date being referred to as the “Amendment Effective Date”).
Section 3. Subject Period Rate. The Consenting Lenders (which constitute each affected Lender and, in the aggregate, the Required Lenders) hereby agree that (a) the Funding Date Base Rate Loans held by them shall bear interest at the Requested Rate for the Base Rate Period and (b) such interest shall be due and payable on the first Interest Payment Date after the date hereof applicable to the Converted Term SOFR Loans.

Section 4. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which, subject to the terms of the Amended Credit Agreement, are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any further consent to, or any further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document in similar or different circumstances.
(a)On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Amended Credit Agreement.
(b)The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, but rather constitute a modification thereof or supplement thereto pursuant to the terms contained herein. The Existing Credit Agreement and the Loan Documents, in each case as amended, modified or supplemented hereby, shall be deemed to be continuing agreements among the parties thereto, and all documents, instruments, and agreements delivered, pursuant to or in connection with the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect, each in accordance with its terms (as amended, modified or supplemented by this Amendment), unless such document, instrument, or agreement has otherwise been terminated or has expired in accordance with or pursuant to the terms of this Amendment or such document, instrument, or agreement or as otherwise agreed by the required parties hereto or thereto.
Section 5. Payment of Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable and documented out-of-pocket fees, charges and disbursements of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including all reasonable and documented out-of-pocket fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent (paid directly to such counsel if requested by the Administrative Agent).
Section 6. Miscellaneous.
(a)The Loan Documents, and the obligations of the Borrower under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document.
(b)The Borrower (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees
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that except as expressly set forth in this Amendment, this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents. Nothing herein contained shall be construed as a novation of any of the Loan Documents or a substitution or novation of the Obligations outstanding under the Amended Credit Agreement.
(c)The Administrative Agent hereby acknowledges this Amendment.
Section 7. Headings, Amendments, Counterparts and Integration, Governing Law and Jurisdiction and Waiver of Jury Trial, Amendment and Counterparts. Sections 1.02(c), 10.01, 10.10, 10.12, 10.14, 10.15 and 10.17 of the Existing Credit Agreement are hereby incorporated herein, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

BROADCOM INC., as Borrower
By:	/s/ Kirsten M. Spears
Name: Kirsten M. Spears
Title: Chief Financial Officer and Chief Accounting Officer

[Signature Page to First Amendment]

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Kevin L. Ahart
Name: Kevin L. Ahart
Title: Vice President

BANK OF AMERICA, N.A., as a Consenting Lender
By:	/s/ James Haack
Name: James Haack
Title: Director

[Signature Page to First Amendment]

BARCLAYS BANK PLC, as a Consenting Lender
By:	/s/ Warren Veech III
Name: Warren Veech III
Title: Vice President

[Signature Page to First Amendment]

BNP Paribas, as a Consenting Lender
By:	/s/ Brendan Heneghan
Name: Brendan Heneghan
Title: Director

By:	/s/ Valentin Detry
Name: Valentin Detry
Title: Vice President

[Signature Page to First Amendment]

CITIBANK N.A., as a Consenting Lender
By:	/s/ Sean Klimchalk
Name: Sean Klimchalk
Title: Vice President

[Signature Page to First Amendment]

HSBC Bank USA, N.A., as a Consenting Lender
By:	/s/ Aleem Shamji
Name: Aleem Shamji
Title: Managing Director

[Signature Page to First Amendment]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Consenting Lender
By:	/s/ Jon Colquhoun
Name: Jon Colquhoun
Title: Managing Director

[Signature Page to First Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Consenting Lender
By:	/s/ Daniel Kurtz
Name: Daniel Kurtz
Title: Director

[Signature Page to First Amendment]

COMMERZBANK AG, NEW YORK BRANCH, as a Consenting Lender
By:	/s/ Mathew Ward
Name: Mathew Ward
Title: Managing Director

By:	/s/ Jeffrey Sullivan
Name: Jeffrey Sullivan
Title: Vice President

[Signature Page to First Amendment]

Mizuho Bank, Ltd., as a Consenting Lender
By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

[Signature Page to First Amendment]

MUFG Bank, Ltd., as a Consenting Lender
By:	/s/ Lillian Kim
Name: Lillian Kim
Title: Director

[Signature Page to First Amendment]

ROYAL BANK OF CANADA, as a Consenting Lender
By:	/s/ Harsh Grewal
Name: Harsh Grewal
Title: Authorized Signatory

[Signature Page to First Amendment]

SUMITOMO MITSUI BANKING CORPORATION, as a Consenting Lender
By:	/s/ Irlen Mak
Name: Irlen Mak
Title: Director

[Signature Page to First Amendment]

The Bank of Nova Scotia, as a Consenting Lender
By:	/s/ David Dewar
Name: David Dewar
Title: Director

[Signature Page to First Amendment]

Truist Bank, as a Consenting Lender
By:	/s/ Alfonso Brigham
Name: Alfonso Brigham
Title: Director

[Signature Page to First Amendment]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Consenting Lender
By:	/s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

By:	/s/ Armen Semizian
Name: Armen Semizian
Title: Managing Director

[Signature Page to First Amendment]

BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Consenting Lender
By:	/s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By:	/s/ Arturo Prieto
Name: Arturo Prieto
Title: Managing Director

[Signature Page to First Amendment]

PNC Bank, NA as a Consenting Lender
By:	/s/ Jethen Pandian
Name: Jethen Pandian
Title: Senior Vice President

[Signature Page to First Amendment]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Consenting Lender
By:	/s/ Bernadette Murphy
Name: Bernadette Murphy
Title: Managing Director and Authorized Signatory

[Signature Page to First Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Consenting Lender
By:	/s/ Ming K Chu
Name: Ming K Chu
Title: Director

[For Lenders Requiring a Second Signature Block]
By:	/s/ Alison Lugo
Name: Alison Lugo
Title: Vice President

[Signature Page to First Amendment]

ING Bank N.V., Dublin Branch, as a Consenting Lender
By:	/s/ Cormac Langford
Name: Cormac Langford
Title: Director

By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

[Signature Page to First Amendment]